UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Co-Chief Executive Officers

Stephen A. Richardson

On March 19, 2018, the Board of Directors (the “Board”) of Alexandria Real Estate Equities, Inc. (the “Company”) elected Stephen A. Richardson as Co-Chief Executive Officer, effective as of April 23, 2018.  Prior to the effective date of this election, Mr. Richardson served as the Company’s Chief Operating Officer and Regional Market Director - (San Francisco) since October 2011. Mr. Richardson previously served as the Company’s Executive Vice President - Regional Market Director - (San Francisco) from January 2011 to October 2011 and Senior Vice President — Regional Market Director — (San Francisco) from July 2005 to January 2011, where he was responsible for the management of the Company’s San Francisco region asset base and operations. From February 2000 to January 2011, Mr. Richardson served the Company as a Vice President. Prior to joining the Company, he served as a Director of CellNet Data Systems from 1993 to 2000, where he was responsible for negotiating large-scale technology transactions and aggregating a national footprint of wireless spectrum. From 1983 to 1993, Mr. Richardson served as a Director of Marketing and Leasing for Paragon Group, a national real estate development company, and as real estate broker with Schneider Commercial Real Estate, serving the greater Silicon Valley market. Mr. Richardson currently serves on the Board of Directors for the California Life Sciences Association, whose mission is to advance California’s world-leading life sciences innovation ecosystem by advocating for effective national, state, and local public policies and supporting entrepreneurs and life sciences businesses. Mr. Richardson received his Bachelor of Arts degree in Economics and Literature from Claremont McKenna College and his Master of Business Administration degree from Santa Clara University. Mr. Richardson will continue to be based in San Francisco.

On March 20, 2018, the Company entered into an amended executive employment agreement with Mr. Richardson pursuant to his election as Co-Chief Executive Officer, which agreement will become effective as of April 23, 2018. As amended, Mr. Richardson’s executive employment agreement reflects his new position, duties and reporting structure and provides that his annual base salary will be $625,000 effective as of April 23, 2018.  In addition, Mr. Richardson will be eligible to receive an annual cash bonus, 60% of which shall be payable based on the achievement of certain corporate performance criteria, and 40% of which shall be payable based on the achievement of certain individual performance criteria.  The cash bonus payable, if any, will have a threshold amount equal to 75% of Mr. Richardson’s base salary, a target amount equal to 150% of base salary, and a maximum amount equal to 225% of base salary.  Determination and payment of any cash bonus will be based upon the achievement of personal and corporate goals determined by the Compensation Committee of the Board (the “Compensation Committee”). Mr. Richardson is also eligible to receive an annual award of restricted stock for each fiscal year of the Company occurring during the term of his agreement, with 50% of any such target award vesting over a three-year period following the grant date based solely on his continued service, and the remaining award vesting on or after the third anniversary of the end of the fiscal year in which the award was made, based on and subject to certain corporate performance criteria over a three-year performance period.  Additional terms of Mr. Richardson’s amended executive employment agreement are described below under “Description of Employment Agreements.”

Peter M. Moglia

On March 19, 2018, the Board elected Peter M. Moglia as Co-Chief Executive Officer and Chief Investment Officer, effective as of April 23, 2018.  Prior to the effective date of this election, Mr. Moglia served as the Company’s Chief Investment Officer since January 2009 and has been serving the Company in many important capacities since April 1998. From April 2003 through December 2008, Mr. Moglia was responsible for the management of the Company’s Seattle asset base and operations. From 1998 to 2003, Mr. Moglia’s responsibilities were focused on underwriting, acquisitions, and due diligence activities. Prior to joining the Company, Mr. Moglia served as an Analyst for Lennar Partners, Inc., a diversified real estate company, where his responsibilities included underwriting and structuring direct and joint venture real estate investments. Mr. Moglia began his real estate career in the Management Advisory Services group within the Kenneth Leventhal & Co. Real Estate Group, where he spent six years providing valuation, feasibility, financial modeling, and other analytical services to real estate developers, financial institutions, pension funds, and government agencies. Mr. Moglia received his Bachelor of Arts degree in Economics from the University of California, Los Angeles. Mr. Moglia will continue to be based in the Company’s Pasadena headquarters office.

On March 20, 2018, the Company entered into an amended executive employment agreement with Mr. Moglia pursuant to his election as Co-Chief Executive Officer and Chief Investment Officer, which agreement will become effective as of April 23, 2018.  As amended, Mr. Moglia’s executive employment agreement reflects his new position, duties and reporting structure and provides that his annual base salary will be $625,000 effective as of April 23, 2018.  In addition, Mr. Moglia will be eligible to receive an annual cash bonus, 60% of which shall be payable based on the achievement of certain corporate performance criteria, and 40% of which shall be payable based on the achievement of certain individual performance criteria. The cash bonus payable, if any, will have a threshold amount equal to 75% of Mr. Moglia’s base salary, a target amount equal to 150% of base salary, and a maximum amount equal to 225% of base salary.  Determination and payment of any cash bonus will be based upon the achievement of personal and corporate goals determined by the Compensation Committee. Mr. Moglia is also eligible to receive an annual award of restricted stock for each fiscal year of the Company occurring during the term of his agreement, with 50% of any such target award vesting over a three-year period following the grant date based solely on his continued service, and the remaining award vesting on or after the third anniversary of the end of the fiscal year in which the award was made, based on and subject to certain corporate performance criteria over a three-year performance period. Additional terms of Mr. Moglia’s amended executive employment agreement are described below under “Description of Employment Agreements.”

Election of Co-Presidents

Dean A. Shigenaga

On March 19, 2018, the Board elected Dean A. Shigenaga as Co-President and Chief Financial Officer, effective as of April 23, 2018.  Prior to the effective date of this election, Mr. Shigenaga served the Company as Executive Vice President since May 2012, Treasurer since March 2008, Chief Financial Officer since December 2004, and in other capacities from December 2000 to December 2004. Prior to joining the Company, Mr. Shigenaga was an Assurance and Advisory Business Services Manager in Ernst & Young LLP’s real estate practice. In his role at Ernst & Young LLP, from 1993 through 2000, Mr. Shigenaga provided assurance and advisory services to several publicly traded REITs, over a dozen private real estate companies, and many other public and private companies. In addition to providing audit and attestation services, Mr. Shigenaga assisted clients with services related to initial public offerings, follow-on offerings, debt offerings, and technical research. Mr. Shigenaga is a certified public accountant and a member of the American Institute of Certified Public Accountants. Mr. Shigenaga received his Bachelor of Science degree in Accounting from the University of Southern California. Mr. Shigenaga will continue to be based in the Company’s Pasadena headquarters office.

On March 20, 2018, the Company entered into an amended executive employment agreement with Mr. Shigenaga pursuant to his election as Co-President and Chief Financial Officer, which agreement will become effective as of April 23, 2018. As amended, Mr. Shigenaga’s executive employment agreement reflects his new position, duties and reporting structure and provides that his annual base salary will be $595,000 effective as of April 23, 2018.  Mr. Shigenaga will continue to be eligible for an annual bonus and periodic equity awards as the Board may determine.  Additional terms of Mr. Shigenaga’s amended executive employment agreement are described below under “Description of Employment Agreements.”

Thomas J. Andrews

On March 19, 2018, the Board elected Thomas J. Andrews as Co-President and Regional Market Director — Greater Boston, effective as of April 23, 2018.  Prior to the effective date of this election, Mr. Andrews served as the Company’s Executive Vice President — Regional Market Director — Greater Boston, since January 2011. Mr. Andrews previously served as Senior Vice President — Regional Market Director — Greater Boston from December 2005 to January 2011, and as Vice President — Regional Market Director — Greater Boston from June 1999 to December 2005. Throughout his tenure with the Company, Mr. Andrews has been responsible for the management of the Company’s Greater Boston asset base and operations. From 1988 through 1999, Mr. Andrews served first as Assistant Director and later as Executive Director of the Massachusetts Biotechnology Research Park in Worcester, Massachusetts, which is believed to be the first purpose-built biotechnology research park in the country. Mr. Andrews serves on the boards of the Massachusetts chapter of NAIOP Commercial Real Estate Development Association and the Kendall Square Association and is a member of the Economic Development Advisory Group of the Massachusetts Biotechnology Council. Mr. Andrews received his Bachelor of Science degree from Cornell University and his Master of Science degree from the Center for Real Estate at the Massachusetts Institute of Technology. Mr. Andrews will continue to be based in Boston.

On March 20, 2018, the Company entered into an amended executive employment agreement with Mr. Andrews pursuant to his election as Co-President and Regional Market Director — Greater Boston, which agreement will become effective as of April 23, 2018. As amended, Mr. Andrews’ executive employment agreement reflects his new position, duties and reporting structure and provides that his annual base salary will be $595,000 effective as of April 23, 2018.  Mr. Andrews will continue to be eligible for an annual bonus and periodic equity awards as the Board may determine.  Additional terms of Mr. Andrews’ amended executive employment agreement are described below under “Description of Employment Agreements.”

Description of Employment Agreements

Each of the executive employment agreements described above (each an “Agreement” and collectively, the “Agreements”) provides that the applicable executive is employed at-will, with the term of each of the Agreements beginning April 23, 2018 and ending on the date that the Agreement is terminated by either party pursuant to the provisions of the applicable agreement. Each of the Agreements further provides that the executive’s base salary shall increase annually by no less than a cost-of-living adjustment based on an index published by the United States Department of Labor.

The Agreements with Mr. Richardson, Mr. Moglia, Mr. Shigenaga and Mr. Andrews continue to provide that if the applicable executive’s employment terminates without cause or the executive resigns for good reason not in connection with a change in control of the Company, such executive is entitled to receive severance generally equal to one year of the executive’s base salary and a cash incentive bonus equal to the cash incentive bonus the executive earned for the previous year (or the year prior to the previous year if the cash incentive bonus for the previous year has not been determined prior to termination). Each of the Agreements with Mr. Richardson, Mr. Moglia, Mr. Shigenaga and Mr. Andrews further continues to provide that if, upon or within two years following a change in control of the Company, the Company terminates the Agreement without cause or the executive terminates the Agreement for good reason, the executive is entitled to receive severance generally equal to a multiple of the executive’s base salary and a cash incentive bonus equal to a multiple of the cash incentive bonus amount the executive earned for the previous year (or the year prior to the previous year if the cash incentive bonus for the previous year has not been determined prior to termination). The multiple for Mr. Richardson, Mr. Shigenaga, and Mr. Andrews remains 2x and the multiple for Mr. Moglia has been increased to 2x.  In any of the foregoing cases, all of the executive’s unvested shares of restricted stock in the Company will vest on the executive’s last day of employment (provided that any of Mr. Richardson or Mr. Moglia’s unvested shares that are dependent on the satisfaction of performance criteria shall only vest once such criteria is satisfied) and the executive will receive a prorated grant of fully vested stock based on the Company’s grant to the executive for the prior year and the number of days employed in the year of termination and an additional grant of restricted stock (on a fully vested basis) equal to the higher of the number of shares of restricted stock that the Company had determined to grant to the executive for the prior year, but had not yet granted as of termination, or the average number of shares of restricted stock granted to the executive for the second, third and fourth years prior to the year in which the executive’s employment terminates.

The Agreements with Mr. Richardson, Mr. Moglia, Mr. Shigenaga and Mr. Andrews also continue to provide that if the Company terminates the applicable executive’s employment without cause, or the executive terminates his or her employment for good reason, the Company will pay the applicable premiums for the executive’s continued coverage under the Company’s health insurance plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for up to 12 months after the executive’s last day of employment with the Company or a taxable payment calculated such that the after-tax amount of the payment would be equal to the applicable COBRA health insurance premiums if the Company determines that it cannot pay COBRA premiums without a substantial risk of violating applicable law.

The foregoing descriptions of each of the Agreements do not purport to be complete and are qualified in their entirety by the full text of the applicable Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2018.

Elevation of Joel S. Marcus from Chief Executive Officer to Executive Chairman

On March 20, 2018, the Company entered into an amendment of its employment agreement with Joel S. Marcus, the Company’s current Chief Executive Officer, to extend the expiration of Mr. Marcus’s term as Chief Executive Officer from March 31, 2018 to April 22, 2018.  Effective as of April 23, 2018, Mr. Marcus will be elevated to the Company’s full-time Executive Chairman of the Board until December 31, 2019, subject to extension for additional one-year periods thereafter (the “Executive Chairman Period”). For each fiscal year ending during the Executive Chairman Period, Mr. Marcus shall be eligible to receive an annual long-term incentive compensation award in the form of restricted stock on the terms provided in the employment agreement, except that the target value for the long-term incentive compensation award shall be reduced from $5,500,000 to $2,750,000 beginning on the award scheduled for January 2019. The foregoing description of the amendment of the employment agreement with Joel S. Marcus does not purport to be complete and is qualified in its entirety by the full text of such amendment, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2018.

Press Releases Regarding Co-Chief Executive Officers, Co-Presidents, and Executive Chairman

Copies of the Company’s press releases relating to the events described herein are being furnished as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K. Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Press release, dated March 22, 2018, regarding election of Co-Chief Executive Officers

99.2	Press release, dated March 21, 2018, regarding election of Co-Presidents

99.3	Press release, dated March 22, 2018, regarding elevation of Joel S. Marcus to Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 22, 2018, regarding election of Co-Chief Executive Officers

99.2	Press release, dated March 21, 2018, regarding election of Co-Presidents

99.3	Press release, dated March 22, 2018, regarding elevation of Joel S. Marcus to Executive Chairman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: March 23, 2018	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer